UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2014

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 11, 2014, Sabre Corporation (“Sabre”) issued a press release and held a conference call regarding its financial results for the quarter ended September 30, 2014. A copy of the press release is attached as Exhibit 99.1.  The transcript of the conference call is included as Exhibit 99.2, and a copy of the slides used in the presentation during the conference call is included as Exhibit 99.3.

The information in this Item 2.02 of Form 8-K and the attached exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Sabre makes reference to non-GAAP financial measures in the press release and conference call. Reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are contained in the attached press release and conference call slides.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 11, 2014.
99.2	Transcript of Conference Call dated November 11, 2014.
99.3	Conference Call Presentation Slides dated November 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: November 14, 2014	By:	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 11, 2014.
99.2	Transcript of Conference Call dated November 11, 2014.
99.3	Conference Call Presentation Slides dated November 11, 2014.